JPMORGAN INCOME FUNDS

JPMorgan Enhanced Income Fund
(Institutional Class Shares)
(A series of JPMorgan Trust I)

Supplement dated May 18, 2007
to the Prospectus dated December 31, 2006

Effective July 1, 2007 (the “Effective Date”), the JPMorgan Enhanced Income Fund (the “Fund”) may engage in short selling as part of its main investment strategy. On the Effective Date, a new prospectus for the Fund will replace the current prospectus for the Fund dated December 31, 2006. The new prospectus will reflect the Fund’s ability to engage in short sales. Short sales involve additional risks to those described in the prospectus and as compared to other funds that do not engage in short sales. In connection with certain short sales, the Fund must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs (TBAs) which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-EISS-507